EXHIBIT 10.5

PURCHASE AND SUPPLY LOAN AGREEMENT

This PURCHASE AND SUPPLY LOAN AGREEMENT (this “Agreement”) is made effective _________________, 2009 by and among ___________________________________, a(n) __________________________ whose address is __________________________________ (“Lender”) and NEXTFIT, INC., a Nevada corporation whose address is 235 West Sego Lily Drive, 2nd Floor, Sandy, UT 84070 (“Company”).

1.

Loan Agreement. The Lender has agreed to advance to the Company, and the Company has agreed to accept, the sum of $______________ (the "Advance") secured by the purchase of Keychain Trainer Systems (“Product”) for distribution and sales through Company’s direct selling channel. Company and Lender have agreed to enter into a purchase and supply relationship as defined:

(a)

Lender’s advance will be applied to the purchase of product in minimum increments of ____________ and used toward total manufacturing cost, including shipping and other approved direct manufacturing related charges incurred to expedite delivery on or before ____________________. Lender reserves the right to increase advances in minimum increments of $5000.

(b)

Lender retains title and full ownership of approximately _____________ units of product, until Company has paid Lender for product inventory as outlined.

(c)

Company agrees to purchase product from Lender at manufacturing invoice (cost of goods, between Company and All Shore Industries, Inc.) plus $3.50 (interest return) per product on a cash basis. Lenders advance will be paid back on a per-unit basis as product is sold to Company’s distributors. As units of product are sold to distributors, the Company will simultaneously pay the wholesale cost and interest return to the Lender.

(d)

Company warrants to purchase the entire amount of product purchased with the advance within 60 days from the date of Company’s receipt of funds from Lender. Lender is not liable for any product, product delivery or service quality including customer service and refunds.

(e)

Lender retains the option, but not obligation, to continue the purchase and supply relationship under these terms for at least ________ additional manufacturing periods/purchase orders and continued thereafter at Lender’s discretion until such time as Company no longer needs advances for product purchase orders.

(f)

Additional Inducement. As an additional inducement to Lender to enter into this Purchase and Supply Loan Agreement the Company agrees to issue to the Lender ____________ shares of the Company’s common stock (the “Shares”). As soon as practical after the execution of this Loan Agreement by both parties, the Company shall deliver to Lender a certificate or certificates representing the Shares subject to no liens, security interests, pledges, or encumbrances, except as set forth in the legend on the certificate, which legend shall provide substantially as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT. THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.”

2.

Due Date. The Advance in the principal amount of $__________________ including approved applied credit line interest and interest return as outlined above, shall be due and payable upon immediate funds from distributor transactions as defined above. Upon receipt of paid orders by Lender from Company as received, Lender will confirm in writing by fax/email to Company regarding the option as set forth above for full payment of the advance and/or interest return or for continuing on with further purchase orders, but all initial payments will represent the interest return first and those after considered principal towards the initial advance. Should there be delays in delivery of the product to the Company for whatever reason, Company guarantees to purchase the product as outlined above from Lender within 14 days after receipt of the product by Company.

3.

Representations and Warranties of Company. The Company hereby represents and warrants that:

(a)

The Company is a Nevada Corporation validly formed and existing in good standing as of the date hereof. The Company has the requisite corporate power and authority to enter into this Agreement and execute and deliver any documents or instruments in connection with this Agreement. The execution and delivery of this Agreement, and all other documents and instruments executed by the Company in connection with this Agreement, have been duly authorized by all required action of the Company.

(b)

Neither the execution and delivery of this Agreement or any other agreement or instrument to be executed in connection herewith, nor the consummation of the transactions contemplated hereby, will violate any law, rule, regulation, order, judgment decree or award binding on the Company, or conflict with or constitute a material default under any instrument or agreement to which the Company is a party or is subject, or constitute a breach of duty to any third party, or require the approval of any third party.

4.

Representations and Warranties of Lender. Lender hereby represents and warrants to the Company as follows:

(a)

Lender has read and is familiar with and understands this Agreement. Lender acknowledges that all documents, records, books and other information pertaining to Lender’s investment in the Company requested by Lender have been made available for inspection and copying by or on behalf of the Company, and that there are no additional materials or document that Lender has requested that have not been made available.

(b)

Lender has the requisite power and authority (corporate, partnership or other) or, if Lender is a natural person, all requisite capacity, to enter into this Agreement, acquire the Securities, and execute and deliver any documents or instruments in connection with this Agreement. If Lender is not a natural person, (i) the execution and delivery of this Agreement, and all other documents and instruments executed by Lender in connection with this Agreement, have been duly authorized by all required action of Lender, and if applicable, Lender’s owners or managers, and (ii) the person executing this Agreement and any other documents or instruments in connection with this Agreement is duly authorized to do so on behalf of Lender.

(c)

Neither the execution and delivery of this Agreement or any other agreement or instrument to be executed in connection herewith, nor the consummation of the transactions contemplated hereby, will violate any law, rule, regulation, order, judgment decree or award binding on Lender, or conflict with or constitute a material default under any instrument or agreement to which Lender is a party or is subject, or constitute a breach of duty to any third party, or require the approval of any third party. If Lender is, or is purchasing shares on behalf of, an investment fund, Lender has made its own determination of the suitability of an investment in the shares for the fund, and an investment in shares satisfies all requirements applicable to an investment by such fund.

(d)

The foregoing representations and warranties are true and correct as of the date of execution by Lender, shall be true and correct as of the date of the Closing and shall survive the Closing. All other information provided to the Company by Lender about Lender is true and complete in all material respects. If there is any material change in such information before the Closing, Lender shall immediately provide such information to the Company.

5.

Indemnification. The Company hereby agrees to indemnify and hold harmless the Lender, its officers, directors, shareholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or nor resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement of a material fact made by the Company and contained in this Loan Agreement, or (b) arise out of or are based upon any breach of any of the Company's representations, warranties, or agreements contained herein.

6.

Severability. In the event that any part or parts of this Loan Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void part or parts were deleted.

7.

Counterparts. This Loan Agreement will be executed in one part. The execution of this Loan Agreement will be by actual signature.

8.

Benefit. This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Loan Agreement may not be sold, assigned, pledged, transferred or otherwise disposed of in any manner by either party without the prior written consent of the other.

9.

Notices and Addresses. All notices, offers, acceptance and any other acts under this Loan Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express, or similar receipted delivery, by facsimile delivery (followed by an original signed copy sent by regular mail) or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Company:	Lender:

Teri Sundh, CEO
NextFit, Inc.
235 W. Sego Lily Dr. 2nd Floor
Sandy, UT 84070

or to such other address as any of them, by notice to the others may designate from time to time. Time shall be counted to, or from, as the case may be, the actual delivery in person or actual receipt.

10.

Governing Law; Interpretation. This Loan Agreement shall be governed by and construed in accordance with the laws of the State of Utah, excluding that body of law relating to conflict of laws. All references to dollars are to U.S. dollars.

11.

Venue. The parties (a) agree that any legal suit, action or proceeding arising out of or relating to this Loan Agreement shall be instituted exclusively in the courts of the State of Utah or in the federal court located in the State of Utah; (b) waive any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum; and (c) irrevocably consent to the jurisdiction of the courts of the State of Utah and the federal court located in the State of Utah in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the courts of the State of Utah or in the federal court located in the State of Utah and agree that service of process upon them mailed by certified mail to their addresses shall be deemed in every respect effective service of process upon them in any such suit, action or proceeding.

12.

Oral Evidence. This Loan Agreement constitutes the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Loan Agreement nor any provision hereof may be changed, waived, discharged, or terminated orally, except by a statement in writing signed by the party or parties against whom enforcement or the change, waiver, discharge, or termination is sought.

13.

Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any manner, or be deemed to interpret in whole or in part any of the terms or provisions of this Loan Agreement.

14.

Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of the Note until the earlier to occur of (i) the payment of all amounts due under the Note in U.S. Funds, or (ii) the Conversion Date (as defined in the Note).

15.

Attorney’s Fees: Should the Lender seek legal recourse against any of the parties to enforce any of the terms and provisions of this agreement, all legal fees that ensue shall be recoverable if Lender prevails on any of its claims.

16.

It is understood that Parent will in no way compete with a same or similar product with Company relative to sales or distribution on any level.

17.

Time is of the essence.

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first above written.

LENDER:		THE COMPANY:
NEXTFIT, INC.

By:		By:

	Name:	Name:
	Its:	Its:

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